UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2016
______________________________

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification Number)

2103 City West Blvd.,		77042
4th Floor		(Zip Code)
Houston, Texas
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: N/A
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2016, the Board of Directors (the “Board”) of Bristow Group Inc. (the “Company”) determined that it was in the best interests of the Company and its shareholders to increase the size of the Board from twelve to thirteen directors and has appointed Mr. A. William Higgins to fill the vacant Board position, effective June 27, 2016.

Mr. Higgins, age 57, currently serves as a director on the board of Kaman Corporation, a diversified company which conducts business in the aerospace and industrial distribution markets, where he is chairman of the finance committee and a member of the corporate governance committee. He is the former Chairman, Chief Executive Officer and President of CIRCOR International, Inc., a global diversified manufacturing company that designs, manufactures, and supplies valves, related products and services to the aerospace, oil and gas and industrial markets as well as OEMs, processors, manufacturers, the military, and utilities that rely on fluid-control to accomplish their missions. Leslie Controls, Inc., a wholly owned subsidiary of CIRCOR and an entity for which Mr. Higgins served as a director and Vice President, filed for bankruptcy protection in July 2010 in order to eliminate certain asbestos litigation liabilities. The subsidiary successfully emerged from bankruptcy the following year. Prior to March 2008, he held the offices of President and Chief Operating Officer and Executive Vice President and Chief Operating Officer of CIRCOR. Prior to joining CIRCOR in 2005, Mr. Higgins spent thirteen years in a variety of senior management positions with Honeywell International and AlliedSignal.

In connection with his appointment to the Board effective as of June 27, 2016, Mr. Higgins entered into an indemnity agreement with the Company whereby, among other things, the Company agrees to provide him with directors’ and officers’ liability insurance, indemnification against certain claims and the advancement of related expenses. The foregoing is qualified in its entirety by reference to the form of Indemnity Agreement attached hereto as Exhibit 10.1, which is herein incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K dated November 9, 2009)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2016

BRISTOW GROUP INC.
(Registrant)

By: /s/ E. Chipman Earle
E. Chipman Earle
Senior Vice President, Chief Legal Officer
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K dated November 9, 2009)